UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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McDermott International, Inc.

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EXPLANATORY NOTE

Beginning on March 21, 2016, the following materials are being provided to certain stockholders of McDermott International, Inc. (the “Company”) in connection with the solicitation of proxies for the Company’s 2016 Annual Meeting of Stockholders to be held on April 29, 2016.

© Copyright 2016 McDermott International, Inc. All Rights Reserved Investor Presentation: 2016 Annual Meeting of Stockholders

About McDermott
Leading provider of integrated engineering, procurement, construction and installation services for oil and gas field developments worldwide
At any given time, 40 or fewer active contracts typically spanning a duration of one to three years, performed in a variety of jurisdictions
and each ranging from less than $50 million to more than $2 billion in total contract value
Engaged and Highly Qualified Board
Board consists of highly qualified, independent directors with a breadth and variety of experience
Committed to thoughtful Board refreshment process, demonstrated by the recent appointment of a new, independent director with Middle East expertise
Stockholder input is a priority for the Board as evidenced by fall 2015 outreach to approximately 40% of our outstanding common stock, leading to meetings with stockholders representing approximately 30% of our outstanding common stock led by the Chair of our Compensation Committee and the Chair of our Governance Committee
Strong Compensation Practices
Significant emphasis on variable, “at risk” compensation that aligns pay with performance
Rigorous
financial performance metrics directly linked to Company strategy with disclosed performance goals
Compensation program reflects adherence to strong compensation governance practices
Improved Financial and Operating Performance
TSR for FY 2015 was 15%, as compared to our proxy peer group’s TSR of -33%
FY 2015 operating income of $91.2 million, which exceeded FY 2014 of $8.6 million and FY 2013 of ($456.7) million
Order
intake
of
$3.7
billion
in
FY
2015
exceeded
the
amount
of
order
intake
for
FY
2014
and
FY
2013
combined
and
assisted
in
achieving year-end backlog of $4.2 billion, a $600 million increase from 2014
Executive Summary

McDermott Today
A vertically integrated offshore and subsea engineering and
construction company executing projects from concept to installation
Strategically located fabrication yards and a versatile marine fleet
Strong long-term relationships with leading energy customers globally
Market Cap:
~$1.0B
2015 Revenue:
$3B
Headquarters:
Houston, TX
Global Operations: ~20 Locations
Employees:
~10,600
Engineering
Help bring offshore
exploration into
production
Procurement
Ensure quality
materials, right price,
optimal schedule
Construction
Fabricate complex
structures for
delivery worldwide
Installation
Execute installation
campaigns for
success
1
As of March 17, 2016
1

Operational Turnaround
Through the turnaround McDermott has remained highly focused on developing and implementing its operating strategy
2015
2013
2014
2015
2016
Mar 2014:
All financial
guidance was
withdrawn and
guidance for the
foreseeable
future was
suspended
Apr 2014:
Refinanced
existing credit
agreement, issued
senior notes and
tangible equity
units representing
$1.3B
January 2015:
Launched McDermott
Profitability Initiative to
increase organizational
efficiency, centralize various
front-
and back office
functions, and recognize
operational cost initiatives
Mar 2015:
Reinitiated
financial
guidance
following
withdrawal
in March
2014
Dec 2015:
McDermott
Profitability
Initiative
completed with
over $100M in
savings
Oct –
Dec 2013:
David Dickson joined
McDermott in October
2013 and was appointed
President and CEO and
member of the Board in
December
Jan –
Aug 2014:
Executive changes:
•
EVP & CFO
•
EVP Offshore
•
EVP Subsea
•
SVP HR
•
Regional Vice Presidents
May 2014:
Gary Luquette
assumed role of
independent
Chairman of the
Board
Apr –
Nov 2015:
Board engaged in a
stockholder outreach
program to discuss
stockholder perspectives
on governance and
compensation
Dec
2015
–
Feb
2016:
Board considered and
implemented stockholder
feedback regarding
executive compensation
program and proxy
disclosure

2015 Significantly Improved Financial
Performance
Despite the deteriorating oil and gas environment, McDermott improved financial performance and outperformed peers in 2015
($ in millions, except as noted)
FY
2015
FY
2014
Y/Y Change
Orders
$3,701
$1,100
+ $2,601
Backlog
$4,231
$3,601
+ $630
Revenue
$3,070
$2,301
+ $769
Profitability Metrics
Gross Profit
$379
$188
+ $191
Gross Profit
Margin
12.3%
8.2%
+ 4.1%
Operating Income
$91
$9
+ $82
OI Margin
Percentage
3.0%
0.4%
+ 2.6%
Diluted EPS
($0.08)
($0.32)
+ $0.24
15%
-33%
-31%
MDR
Peer Group
Brent Crude
MDR 2015 TSR
vs. Peers TSR and Oil Price

Erich Kaeser
Retired CEO
Siemens Middle East
Focused and Engaged Board of Directors
Thoughtful Succession Planning Process and Impact on Board Refreshment
Middle East Markets
Energy/Infrastructure Services Industry
Executive Leadership
Financial Oversight
Knowledge of Core Customers
International Operations
Relevant Skills and Experience
3
4
2
3 years or less
4 to 7 years
8 years or more
Tenure Balance
Board
Self-evaluations
Director
Recruitment
Director
Onboarding
Conduct annual
self-evaluations to
determine whether
the Board and its
Committees are
functioning effectively
Use skills matrix to
assess the Board’s
effectiveness and
engage a search
firm to recruit top
director talent
Onboarding
program
for new directors
allows each individual
to make meaningful
contributions quickly
New Independent Director Appointed
in February 2016
Board Independence
Independent Directors
Non-independent Directors
5
9
9
9
7
7
5
Executive Leadership
Energy/Oilfield Services
International Operations
Financial Oversight Responsibilities
Public Company Board
Corporate Governance
Experience with Core Customers
8

Compensation Program Changes Informed by
Stockholder Engagement with Directors
Outreach in 2015
Reached out to stockholders
representing ~40% of
outstanding
common
stock
and
proxy advisory firms to
understand their perspectives
on a variety of topics including
governance and compensation
Director Participation
Conducted in-person meetings
with stockholders representing
~30% of outstanding common
stock
Meetings were led by
Compensation Committee
Chair or Governance
Committee Chair
Stockholder Feedback
Feedback from these meetings
was collected and ultimately
shared with the full Board
The Board factored this
feedback into its decision
making process as detailed
below
Board Response
The Board is committed to
understanding and addressing
stockholder feedback and
looks
forward
to
continuing
the
dialogue
What
we heard from stockholders
Actions
the Board has taken in response
Enhance
transparency in proxy disclosures
Provided
clarity
and
transparency
in
the
proxy
on
compensation
matters,
including
disclosure
on how compensation is linked to
strategy and specific targets of the programs
Keep
executive compensation plans consistent
Compensation
Committee
approved
continuing
use
of
2014
and
2015
metrics
in
2016
annual
incentive plan
Consider a relative metric for LTIP awards
Compensation
Committee
approved
the
use
of
Return
on
Average
Invested
Capital
relative
to
a
competitor peer group as the performance
metric for the 2016 Performance Unit awards
Require double-trigger vesting of equity awards
upon a change in control
2016
LTIP
provides
for
double-trigger
vesting
upon
a
change
in
control,
except
where
the
awards
are not assumed in the transaction
Consider composition of peer group
Added
a
competitive
peer
group
of
both
domestic
and
international
peers
for
determining
performance
under the 2016 Performance Unit awards
Maintain
strong
corporate
governance
foundation
and commitment to Board refreshment
Demonstrated
commitment
to
Board
refreshment
by
appointing
a
new
independent
director
with experience
in the Middle East
Continue stockholder engagement
Board has prioritized engagement
and will continue its vigorous outreach program

13% Annual Base
Fixed cash compensation
recognizing an executive
officer’s experience, skill and
performance
13% Annual Incentives
Variable compensation
designed to reward
achievement of short-term
business goals and strategic
objectives, while recognizing
individual contributions
74% Long-Term Incentives
Variable compensation
designed to align interests of
executives with those of our
stockholders with a focus on
long-term performance results
Elements of 2015 Direct Compensation
McDermott’s 2015 compensation programs utilized metrics that were directly related to the
Company’s 2015 strategies and goals
Annual Incentive Components
Long-Term Incentive Components
25% Operating Income: Promotes improved project execution
25% Free Cash Flow: Prioritizes liquidity needs
30% Order Intake: Incentivizes increasing backlog and booking new work
20% Order Intake Operating Margin: Promotes pricing
discipline on order intake
McDermott Profitability Initiative (“MPI”) Modifier:
Incentivizes achievement of goals relating to MPI
50% Performance Units: 3-Year Aggregate Consolidated Order
Intake incentivizes increasing backlog and booking new work, increased to 50% in 2015 from 40% in 2014
50% Restricted Stock Units: The weighting of RSUs decreased
to 50% in 2015 from 60% in 2014
87% At Risk
CEO Target 2015 Compensation

Strong Tie Between Strategy and
Performance Metrics
Drive profitability via
improved
project execution
Our
operating
strategy
–
to
drive
a
sustainable,
profitable
and
growth-oriented
business,
with
a
focus
on
stockholders,
customers
and
other
stakeholders
–
has
contributed
to
the
achievement
of
2015
goals
Prioritize liquidity
needs
Support future business
Promote pricing discipline
on new work
Implement McDermott
Profitability Initiative
(“MPI”), to increase
profitability and operational
flexibility
2015 Goal
Performance
Metric
Performance
Thresholds
Actual
Result
Operating Income
Free Cash Flow
Order
Intake
Order Intake Operating
Margin
2015 Operating
Income
Savings Attributable to
MPI
Threshold:
Target:
Maximum:
$40M
$53M
$67M
$91.2M
$(47.6)M*
$3,700.7M
7.3%
$115M
*Actual result for free cash flow was ($47.6M), which would have resulted in a funding multiple of 2.0x for this metric under the EICP. However, such result was reduced by the Compensation
Committee in determining the funding multiple for this metric to ($250.4M), or a funding multiple of 1.071x, in consideration of the slippage in the delivery schedule of our vessel under construction, the DLV 2000, resulting in delay of our final shipyard payment until 2016.
Threshold:
Target:
Maximum:
$(320)M
$(255)M
$(190)M
Threshold:
Target:
Maximum:
$3,000M
$5,900M
$6,500M
Threshold:
Target:
Maximum:
7%
10%
12%
Threshold:
= Target:
Maximum:
$30M = 0.67x
$40M = 1.0x
$50M = 1.33x

[VALUE]M
$91.2M
2013
2014
2015
+ $548.8M
($456.7M)

2013
2014
2015
($314.2M)
($47.6M)
+ $493.0M
($540.6M)

[VALUE]B
[VALUE]B
[VALUE]B
+ $0.6B
2013
2014
2015

[VALUE]B
[VALUE]B
[VALUE]
+ $2.6B
2013
2014
2015

Significantly Improved Financial Performance
Driven by Compensation Plan Design
Backlog
Free Cash Flow
Order Intake
Operating Income
Operating income implemented as PSU metric in 2014 after 2013 operating loss of ($456.7M)
Operating income increased to $8.6M in 2014 and $91.2M in 2015
Free cash flow used as metric in annual incentive plan in 2014 and 2015 after 2013 free cash flow of ($540.6M)
Free cash flow increased to ($314.2M) in 2014 and ($47.6M) in 2015
Order intake implemented as PSU metric in 2015 after order intake of $1.1B in 2014, a decrease of more than 50% from 2013
Order intake increased to $3.7B in 2015 and backlog increased to $4.2B
Order intake margin implemented as metric in annual incentive plan in 2014 and 2015
Promotes margin bidding discipline in a difficult macro oil and gas environment
Note: figures as of December 31

Evolution of Compensation Program
Compensation program has evolved to drive company turnaround and growth goals
Annual
Incentive Plan
Long-Term
Incentive Plan
Changes Made in 2014
Changes Made in 2016
Changes Made in 2015
Other
Utilized four financial metrics
(rather than a single metric as
in 2013)
Introduced a corporate
performance goal
Introduced metric based on
individual performance
Included same four financial
plan components as 2014
Eliminated non-financial
corporate and individual goals
introduced in 2014
Introduced McDermott Profit-
ability Initiative (MPI) modifier
Included same four financial plan components
as 2014 and 2015 but eliminated MPI modifier
used only in 2015
Included effects of Accelerated Overhead
Reduction Program in targets
Enhanced disclosure to better communicate
target and actual performance of non-
competitively sensitive metrics
Introduced cumulative order
intake metric
Returned the performance
unit weighting to 50%
Approved use of relative ROAIC
as
performance metric
Added competitive peer group for
determining performance
Provided the same number of units as in 2015
absent any change in target value of LTI Award
Reduced target value of CEO award from $5
million to $4 million
Enhanced disclosure to better communicate
target and actual performance
Eliminated options: RSU and
Performance Shares only
Introduced aggregate
consolidated operating
income metric (rather than
ROIC as in 2013)
Reduced Performance Shares
weighting from 50% to 40%
No material changes made to
other compensation elements
in 2014
No material changes made to
other compensation elements
in 2015
Removed single trigger provisions on a go-
forward basis

Strong Corporate Governance and
Compensation Practices Remain a Priority
The Board is actively engaged in shareholder
outreach efforts
Independent Board Chairman
Commitment to director refreshment
Use independent director search firm in
selecting director candidates
Majority voting for director elections
Annual Board and Committee evaluation
process
Succession planning oversight
Board risk oversight
Board and Governance
Long-term incentive compensation is subject
to forfeiture
Annual incentive compensation is subject to
linear and capped payouts
Use of multiple performance metrics
Significant stock ownership guidelines for
directors and executive officers
Double-trigger change-in-control agreements
Annual review of share utilization
Independent compensation consultant
Annual review of peer group
Clawback policy
No repricing of underwater stock options
No excise tax gross-ups
No derivatives trading, hedging or pledging of
Company stock
No employment contracts
Compensation Practices
Our Board believes in sound corporate governance and places significant weight on stockholder feedback in making decisions on governance processes and compensation programs